First BanCorp Formalizes Agreements with Regulators

SAN JUAN, Puerto Rico – June 4, 2010 – First BanCorp (the “Corporation”) (NYSE: FBP), the bank holding company for FirstBank Puerto Rico (“FirstBank”), announced today that FirstBank has agreed to a Consent Order with the Federal Deposit Insurance Corporation (“FDIC”) and the Office of the Commissioner of Financial Institutions of Puerto Rico (“OCIF”) and that the Corporation has agreed to enter into a written agreement with the Federal Reserve Bank of New York (collectively the “Agreements”). Pursuant to the Agreements, FirstBank and the Corporation have agreed to take certain actions intended to address various matters, including among others, the development and adoption of a plan to attain certain capital levels, and the reduction of non-performing and classified assets that have impacted FirstBank’s financial condition and performance.

Management and the Board of Directors of the Corporation and FirstBank have been working proactively over the past months to address many of the items that have been outlined in the Agreements which stem from the FDIC’s examination as of the period ended June 30, 2009 conducted during the second half of 2009. In previous filings with the Securities and Exchange Commission, the Corporation had disclosed its capital and strategic plans, as well as specific actions underway intended to improve asset quality, deleverage the balance sheet, mitigate loan losses and diversify its funding sources.

Aurelio Alemán, Chief Executive Officer of First BanCorp, said, “The prolonged economic recession in Puerto Rico and Florida has negatively affected real estate values, the construction industry and the financial condition of many of our customers. As we have reported in the past, the Corporation’s loan portfolio and financial performance have been adversely impacted by these matters.”

“We are committed to continue to work expeditiously to resolve the items detailed in the Agreements and execute our strategies to strengthen our balance sheet and return FirstBank to its full earnings potential. We have been rigorously engaged in steps to improve the Corporation’s asset quality and capital levels, while at the same time, we continue to serve our customers with the high level of service and dedication for which our franchise is recognized in the market,” Mr. Alemán concluded.

The Corporation confirmed that it currently meets the established minimum regulatory capital ratios for a well-capitalized bank and is working towards further strengthening its position by deploying its capital plan strategy.  To that effect, the Corporation is focusing its efforts in the execution of its capital initiatives which include efforts to: convert into common stock the $400 million of preferred stock sold to the United States Department of the Treasury (“U.S Treasury”) under the Capital Purchase Program (“CPP”); raise $500 million of equity; and issue shares of common stock in exchange for its non-cumulative preferred shares. In this regard, the Corporation filed with the Securities and Exchange Commission a registration statement for the exchange for its non-cumulative preferred stock and is currently in advanced discussions with the U.S Treasury to negotiate the exchange of the CPP preferred stock for shares of the Corporation’s common stock to be accomplished in one or more transactions.

The Agreements impose no restrictions on FirstBank’s products or services offered to customers, nor do they impose any type of penalties or fines upon FirstBank or the Corporation.  Concurrent with the Agreements, the FDIC granted FirstBank a temporary waiver to enable it to continue accessing the brokered deposit market. FirstBank will request approvals for future periods.

Copies of these Agreements are included in a Current Report on Form 8-K filed today with the U.S. Securities and Exchange Commission (SEC). The 8-K can be accessed through the Corporation’s website at www.firstbankpr.com, Investor Relations section, or at the SEC website at www.second.gov.

About First BanCorp

First BanCorp is the parent corporation of FirstBank Puerto Rico, a state-chartered commercial bank with operations in Puerto Rico, the Virgin Islands and Florida, and of FirstBank Insurance Agency. First BanCorp and FirstBank Puerto Rico operate under U.S. banking laws and regulations. The Corporation operates a total of 175 branches, stand-alone offices and in-branch service centers throughout Puerto Rico, the U.S. and British Virgin Islands, and Florida. Among the subsidiaries of FirstBank Puerto Rico are First Federal Finance Corp., a small loan company; First Leasing and Rental Corp., a leasing company; FirstBank Puerto Rico Securities, a broker-dealer subsidiary; First Management of Puerto Rico; and FirstMortgage, Inc., a mortgage origination company. In the U.S. Virgin Islands, FirstBank operates First Insurance VI, an insurance agency, and First Express, a small loan company. First BanCorp’s common and publicly-held preferred shares trade on the New York Stock Exchange under the symbols FBP, FBPPrA, FBPPrB, FBPPrC, FBPPrD and FBPPrE. Additional information about First BanCorp may be found at www.firstbankpr.com.

Safe Harbor

This press release may contain “forward-looking statements” concerning the Corporation’s future economic performance. The words or phrases “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation’s actions to improve its capital structure will have their intended effect; the risk of being subject to additional regulatory action as a result of, among other things, failure to comply with the provisions of the Agreements, which require, among other requirements, that the Corporation maintain its regulatory capital ratios at levels that exceed the regulatory capital minimum requirements for a well-capitalized bank and reduce its non-performing and classified assets to levels specified in the Agreements within certain timeframes; the Corporation’s reliance on brokered certificates of deposit and its ability to continue to obtain the regulatory approval required by the Agreements to issue brokered certificates of deposit to fund operations and provide liquidity; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and its impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the increase in the levels of non-performing assets, charge-offs and the provision expense; additional adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins further, adversely impact current funding sources and adversely affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets, including the value of derivative instruments used for protection from interest rate fluctuations; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and additional losses because of the continued recession and the recent and any future consolidation of the banking industry in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; a need to recognize additional impairments on financial instruments or impairments of goodwill relating to acquisitions; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British Virgin Islands, which could adversely affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and local regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in our non-interest expense; risks of not being able to generate sufficient income to realize the benefit of the deferred tax asset; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; changes in the Corporation’s expenses associated with acquisitions and dispositions; developments in technology; the impact of Doral Financial Corporation’s financial condition on the repayment of its outstanding secured loans to the Corporation; risks associated with further downgrades in the credit ratings of the Corporation’s securities; general competitive factors and industry consolidation;  and the possible future dilution to holders of common stock resulting from additional issuances of common stock or securities convertible into common stock. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws.

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First BanCorp
Alan Cohen
Senior Vice President
Marketing and Public Relations
alan.cohen@firstbankpr.com
(787)729-8256